Fees Summary	Dec. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 244.96
Total Fee Amount	244.96
Total Transaction Valuation	1,600,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00